Exhibit 99.1

News

Ingevity Corporation

5255 Virginia Avenue

North Charleston, S.C. 29406 USA

www.ingevity.com

Contact:

Laura Woodcock

843-746-8197

laura.woodcock@ingevity.com

Investors:

Dan Gallagher

843-740-2126

daniel.gallagher@ingevity.com

Ingevity announces proposed private offering of senior unsecured notes

NORTH CHARLESTON, S.C., Jan. 8, 2018 - Ingevity Corporation announced today that it is commencing a private offering of senior unsecured notes in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, subject to market and other conditions. If the offering is consummated, the company intends to use the proceeds of the offering to finance its planned purchase of substantially all the assets primarily used in the pine chemicals business of Georgia-Pacific Chemicals LLC and Georgia-Pacific LLC and for general corporate purposes. This offering is not conditioned on the closing of the acquisition. In the event the acquisition is delayed or is not completed, the company intends to use the proceeds from the offering for working capital needs, capital expenditures, other acquisitions and other general corporate purposes. There can be no assurance that either the issuance and sale of the notes or the acquisition will be consummated.

The notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, the anticipated timing of the closing of the offering or the acquisition. Like other businesses, the company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; and unknown or understated liabilities. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on the company’s forward-looking statements, which speak only as the date thereof. The company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

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